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                                                                   EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-K of SEEC, Inc. (the "Company") for the year ended March 31, 2003, as filed with the Securities and Exchange Commission on June 30, 2003 (the "Report"), the undersigned , in the capacities and dates listed below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  June 30, 2003                         /s/    RAVINDRA KOKA
                                 -----------------------------------------------
                                                 Ravindra Koka
                                 President, Chief Executive Officer and Director